UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
January 12, 2018

MINDBODY, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37453	20-1898451
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4051 Broad Street, Suite 220
San Luis Obispo, California 93401
(Address of principal executive offices)(Zip Code)

(Registrant’s telephone number, including area code): (877) 755-4279

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement
On January 12, 2018, MINDBODY, Inc. (the “Company”) and Silicon Valley Bank entered into a Third Amendment to Loan and Security Agreement (the “Third Amendment”). The Third Amendment amended the Loan and Security Agreement dated as of January 12, 2015, as amended, by and between the Company and Silicon Valley Bank (as amended to date, the “Loan Agreement”).
The Third Amendment, among other modifications:

•	extends the maturity date of the revolving line from January 12, 2018 to January 11, 2019,

•
includes an accordion feature for the revolving line, such that the revolving line may, upon the Company’s request and subject to certain conditions, be increased by an aggregate amount of up to $20,000,000,

•	reduces the interest rate to the greater of (i) the prime rate or (ii) four and one half percentage points (4.5%), and

•	deletes the revenue covenant.
As of the date of the filing of this Current Report on Form 8-K (this “Form 8-K”) with the Securities and Exchange Commission (the “SEC”), no amounts are outstanding under the Loan Agreement.
The foregoing description of the Third Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Third Amendment, a copy of which is filed as Exhibit 10.1 to this Form 8-K and is incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
The information described above under “Item 1.01 Entry into a Material Definitive Agreement” is hereby incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits.

Exhibit Number	Description
10.1	Third Amendment to Loan and Security Agreement between Registrant and Silicon Valley Bank, dated as of January 12, 2018.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MINDBODY, INC.

By:	/s/ Kimberly G. Lytikainen
Kimberly G. Lytikainen Chief Legal Officer and Secretary
Date: January 18, 2018

EXHIBIT INDEX

Exhibit Number	Description
10.1	Third Amendment to Loan and Security Agreement between Registrant and Silicon Valley Bank, dated as of January 12, 2018.